SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

MONTEAGLE FUNDS

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2506 Winford Avenue

Nashville, TN 37211

on behalf of its separate series

Monteagle Fixed Income Fund

Monteagle Informed Investor Growth Fund

Monteagle Quality Growth Fund

Monteagle Select Value Fund

Monteagle Value Fund

The Texas Fund

A Message from the President of the Trust

March 10, 2017

Dear Shareholder:

I am writing to ask for your vote on a series of important matters concerning your investment in the series (each a “Fund” and collectively, “Funds”) of the Monteagle Funds (the “Trust”). This proxy statement asks you to consider and vote on two (2) proposals in connection with a change of control of Nashville Capital Corporation (the “Adviser”), the investment adviser to the Funds (the “Proposals”):

(I)

To approve a new management agreement between the Trust, on behalf of each of its Funds and Nashville Capital Corporation, the Adviser (“Proposal I”).  (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment advisory fees and other Fund fees and expenses are remaining the same.

(II)

To approve a new investment subadvisory agreement between each of its Funds and its subadviser as listed below (“Proposal II”). (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment subadvisory fees and expenses are remaining the same.

(a)

Monteagle Fixed Income Fund – Approval of a new investment subadvisory agreement with Howe and Rusling, Inc.

(b)

Monteagle Informed Investor Growth Fund – Approval of a new investment subadvisory agreement with T.H. Fitzgerald & Company, LLC

(c)

Monteagle Quality Growth Fund – Approval of a new investment subadvisory agreement with Garcia Hamilton & Associates, L.P.

(d)

Monteagle Select Value Fund – Approval of a new investment subadvisory agreement with Parkway Advisors, LP

(e)

Monteagle Value Fund – Approval of a new investment subadvisory agreement with Robinson Investment Group, Inc.

(f)

The Texas Fund – Approval of a new investment subadvisory agreement with J. Team Financial, Inc. d/b/a Team Financial Strategies.

A special meeting of shareholders of the Funds has been scheduled for March 29, 2017 at the offices of Mutual Shareholders Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, at 10:00 a.m. Eastern Time (the “Meeting”) for the purpose of considering these Proposals. In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof. Shareholders of record of any Fund as of the close of business on February 17, 2017 are entitled to vote at the Meeting and any adjournment or postponement thereof.

In Proposal I, shareholders of each Fund are asked to approve a new management agreement (each a “New Management Agreement” and collectively, the “New Management Agreements”) with the Adviser on terms substantially identical to those of the Fund’s current management agreement (each a “Current Management Agreement” and collectively, the “Current Management Agreements”).  At the earliest possible moment in time on or after March 29, 2017 upon shareholder approval herein, the holder of a controlling interest in Nashville Capital Corporation (“NCC” or the “Adviser”), the Adviser of each of the separate series of the Monteagle Funds, seeks to complete a sale of 50.13% of his ownership in NCC to internal principals of NCC (the “Transaction”). The Transaction could be deemed to be an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the management agreement for each of the Monteagle Funds. Under the terms of the management agreement, and as required by the 1940 Act, the management agreement automatically terminates in the event of its assignment.  The change in control of the Adviser is not expected to have a material effect on the investment advisor’s management of the Trust.

In Proposal II, shareholders of each Fund are asked to approve a new subadvisory agreement (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) between the Adviser and each Fund’s Subadviser on terms substantially identical to those of the Fund’s current subadvisory agreement (each a “Current Subadvisory Agreement” and collectively, the “Current Subadvisory Agreements”).  Each Current Subadvisory Agreement provides for its automatic termination upon the termination of the applicable Current Management Agreement.  The Adviser’s change of control is expected to result in the termination of the Current Management Agreement which, in turn, will result in the termination of the Current Subadvisory Agreement.  The New Subadvisory Agreement for each Sub-advised Fund will be substantially identical to the Fund’s Current Subadvisory Agreement.

After careful consideration, the Board unanimously recommends that you vote “FOR” each Proposal.

A Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement relating to the Proposals (the “Proxy Statement”). Please review the enclosed Proxy Statement for a more detailed description of the Proposals.

Your vote is very important to us regardless of the number of shares attributable to your account. Please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on March 29, 2017. VOTING IS QUICK AND EASY. To cast your vote simply complete, sign and return the Voting Instruction Card in the enclosed postage-paid envelope. As an alternative to voting by mail you may also vote in person if you attend the Meeting.

We encourage you to vote via the Internet or by telephone using the control number that appears on your enclosed Voting Instruction Card. Use of Internet or telephone voting will reduce the time and costs associated with this proxy solicitation.

We appreciate the time and consideration I am certain you will give these important matters.  If you have any questions after considering the enclosed materials and the proposals, please call Shareholder Services at (888) 263-5593 or contact your financial advisor.  Thank you for you continued support of the Monteagle Funds.

Sincerely,

Paul B. Ordonio, JD

President, Monteagle Funds

2506 Winford Avenue

Nashville, TN 37211

on behalf of its separate series

Monteagle Fixed Income Fund

Monteagle Informed Investor Growth Fund

Monteagle Quality Growth Fund

Monteagle Select Value Fund

Monteagle Value Fund

The Texas Fund

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal notice for your Fund’s special shareholder meeting. It tells you what matters will be voted on and the time and place of the special meeting, in case you wish to attend in person.

To the shareholders of the Monteagle Funds listed above:

Notice is hereby given that a Special Meeting (the “Meeting”) of the shareholders of Monteagle Funds (“MF” or the “Trust”) and each series of the Trust (each a “Fund” and collectively, the “Funds”) will be held at 10:00 a.m. Eastern Time on March 29, 2017, at the offices of Mutual Shareholders Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 to vote on the following two (2) proposals (each a “Proposal”):

I.

To approve a new management agreement between the Trust, on behalf of each of its Funds and Nashville Capital Corporation, the Adviser (“Proposal I”) (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment advisory fees and other Fund fees and expenses are remaining the same.

II.

To approve a new investment subadvisory agreement(s) for each of its Funds and its subadviser as listed below (“Proposal II”). (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment subadvisory fees and expenses are remaining the same.

(a)

Monteagle Fixed Income Fund – Approval of a new investment subadvisory agreement with Howe and Rusling, Inc.

(b)

Monteagle Informed Investor Growth Fund – Approval of a new investment subadvisory agreement with T.H. Fitzgerald & Company, LLC

(c)

Monteagle Quality Growth Fund – Approval of a new investment subadvisory agreement with Garcia Hamilton & Associates, L.P.

(d)

Monteagle Select Value Fund – Approval of a new investment subadvisory agreement with Parkway Advisors, LP

(e)

Monteagle Value Fund – Approval of a new investment subadvisory agreement with Robinson Investment Group, Inc.

(f)

The Texas Fund – Approval of a new investment subadvisory agreement with J. Team Financial, Inc. d/b/a Team Financial Strategies.

In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment or postponements thereof

The Board recommends that you vote FOR the proposal.

Shareholders of record at the close of business on February 17, 2017 (the “Record Date”) are entitled to notice of, and to vote at the Meeting and any adjournment or postponement thereof.

If a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to the proposal(s).  Any adjournment of the Meeting for the further solicitation of the proxies as to the proposals will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment.

MONTEAGLE FUNDS

By Order of the Board of Trustees of the Trust

/s/ Brandon Pokersnik

Secretary, Monteagle Funds

March 10, 2017

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN THE DATE, SIGN, AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU CAN ALSO VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

2506 Winford Avenue

Nashville, TN 37211

on behalf of its separate series

Monteagle Fixed Income Fund

Monteagle Informed Investor Growth Fund

Monteagle Quality Growth Fund

Monteagle Select Value Fund

Monteagle Value Fund

The Texas Fund

PROXY STATEMENT

March 10, 2017

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Trustees” or the “Board”) of Monteagle Funds (“MF” or the “Trust”) for use at the special meeting (the “Meeting”) of shareholders of the Trust and each series of the Trust (each a “Fund” and collectively, the “Funds”). The Meeting will be held at 10:00 a.m. Eastern Time on March 29, 2017, at the offices of Mutual Shareholders Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio.  This Proxy Statement and its enclosures are being mailed to shareholders of the Funds beginning on or about March 10, 2017. Shareholders of record at the close of business on February 17, 2017 (the “Record Date”) are entitled to vote on the proposals, as set forth below.

THE PROPOSALS

As described in greater detail below, this Proxy Statement relates to two (2) proposals:

I.

To approve a new management agreement between the Trust, on behalf of each of its Funds and Nashville Capital Corporation, the Adviser (“Proposal I”) (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment advisory fees and other fund fees and expenses are remaining the same.

II.  To approve a new investment subadvisory agreement(s) for each of its Funds and its sub-advisor as listed below (“Proposal II). (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment sub-advisory fees and expenses are remaining the same.

(a)

Monteagle Fixed Income Fund – Approval of a new investment subadvisory agreement with Howe and Rusling, Inc.

(b)

Monteagle Informed Investor Growth Fund – Approval of a new investment subadvisory agreement with T.H. Fitzgerald & Company, LLC

(c)

Monteagle Quality Growth Fund – Approval of a new investment subadvisory agreement with Garcia Hamilton & Associates, L.P.

(d)

Monteagle Select Value Fund – Approval of a new investment subadvisory agreement with Parkway Advisors, LP

(e)

Monteagle Value Fund – Approval of a new investment subadvisory agreement with Robinson Investment Group, Inc.

(f)

The Texas Fund – Approval of a new investment subadvisory agreement with J. Team Financial, Inc. d/b/a Team Financial Strategies.

WITH RESPECT TO PROPOSALS I AND II, THE SHAREHOLDERS OF EACH FUND WILL VOTE SEPARATELY.

The Board recommends that you vote FOR the proposal.

The Transaction contemplated herein by the Adviser is contingent upon the shareholder approval of all Funds each voting separately on proposals applicable to their Fund.  Accordingly, if each and every Fund does not approve Proposal I, then the change in control will not take effect regardless of an approval in another Fund(s).  As to each Fund, Proposal II is contingent upon of the shareholder approval of Proposal I by every Fund.  Shareholder approval of Proposal I is not contingent on shareholder approval of Proposal II as it relates to each separate Fund.  If both Proposals I and II are approved by the shareholders of each Fund, the New Management Agreement and each New Subadvisory Agreement will immediately replace the Current Management Agreement and each Current Subadvisory Agreement with respect to each Fund.

If both Proposals I and II are not approved by the shareholders of each Fund, the Board will take such action as it deems to be in the best interests of the Funds.

Approval of each proposal requires the affirmative vote of a “majority of the outstanding securities” of each series of the Monteagle Funds, provided a quorum is present. The term “majority of the outstanding voting securities,” as defined in the Investment Company 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of a Fund.

All holders of record of shares of the Fund at the close of business on February 17, 2017 (the “Record Date”) are entitled to notice of, and to vote at this Meeting and at any adjournments or postponements thereof.

If a quorum is present but sufficient votes (2/3rds.) in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any proposal. Any adjournment of the Meeting for the further solicitation of proxies as to the proposals will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment.

The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation and meeting of this special proxy for each Fund, will be paid by Nashville Capital Corporation. The total costs are estimated to be $15,000.00.

INTRODUCTION

The Monteagle Funds was organized on November 25, 1997 as a Delaware statutory trust (the “Trust”). The Trust is a series trust currently consisting of six (6) funds.  Each Monteagle Fund: the Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, Monteagle Value Fund, and The Texas Fund is an open end, management investment company and a separate diversified series of the Trust. The Trust’s Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities, and it permits the Trust to offer separate classes of each such series.  The Trust, on behalf of its separate series, is managed by the Nashville Capital Corporation (the “Adviser”).

The Current Management Agreement (previously approved by shareholders of the Fund at a meeting held on April 17, 2009, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment.

At the earliest possible moment in time on or after March 29, 2017 upon shareholder approval herein, Larry C. Catlett, the holder of the controlling interest in Nashville Capital Corporation (“NCC” or the “Adviser”), the Adviser of each of the separate series of the Monteagle Funds, will sell 50.13% of his interest in NCC to Mr. Micah White, an internal principal of NCC (the “Transaction”).  After the sale, Mr. Micah White will hold the controlling interest in NCC.  The Transaction may be deemed to be an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the management agreement for each of the Monteagle Funds. Under the terms of the management agreement, and as required by the 1940 Act, the management agreement automatically terminates in the event of its assignment.  The change in control of the Adviser is not expected to have a material effect on the investment advisor’s management of the Trust. The change of control is expected to occur at the earliest possible moment in time on or after March 29, 2017 upon shareholder approval herein.

As a result of the change in control of the Adviser, the Current Management Agreement between the Trust, on behalf of its separate series and the Adviser, will terminate pursuant to its terms and applicable 1940 Act provisions.  Upon the termination of the Current Management Agreement, each Current Subadvisory Agreement between the Adviser, on behalf of each series, and the Subadviser will also terminate pursuant to its terms.

The Adviser’s change in control is not expected to have any material effect on the operations or personnel of the Adviser or the services they provide to the Trusts.

Until the shareholders of each Fund approve both Proposals I and II, as set forth herein, the Current Management Agreement between the and Current Subadvisory Agreement between the Adviser will remain in effect.  Immediately after shareholder approval or both Proposals I and II, the New Management Agreement and the New Subadvisory Agreement will take effect.

At an, in person, Board meeting held on January 26, 2017, the Board of Trustees, including a majority of the Independent Trustees, approved the New Management Agreement and New Subadvisory Agreements and agreed to submit the New Management Agreement and New Subadvisory Agreements to shareholders of each Fund for approval. As required by the 1940 Act, the New Management Agreement and New Subadvisory Agreements must be approved, at least initially, by the shareholders of the Fund.

The New Management Agreement and New Subadvisory Agreements contains the same terms as the Current Management Agreement and Current Subadvisory Agreements, differing only in the effective and termination dates. These differences are described below. A form of the New Subadvisory Agreement and each New Subadvisory Agreement for each Fund, is attached as Exhibit A.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSALS I AND II.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 29, 2017.

PROPOSAL I

APPROVAL OF NEW MANAGEMENT AGREEMENT

Introduction

The Adviser currently serves as the investment adviser to the Trust under the Trust’s current management agreement (“Current Management Agreement”). The Adviser, as permitted by the Current Management Agreement, has engaged one or more investment Advisers to manage the Trust’s Funds on a subadvisory basis under each Fund’s current subadvisory agreement (each a “Current Subadvisory Agreement” and collectively, the “Current Subadvisory Agreements”). The Adviser is responsible for, among other things, monitoring the performance of the Trust’s subadvisers and, subject to the approval of the Board, may terminate subadvisers and identify and select new subadvisers for the Funds. The date of each Fund’s Current Management Agreement and the date on which it was last approved by shareholders and last approved or continued by the Board are provided in Appendix A.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Current Management Agreement provides for its automatic termination in the event of its assignment. The Transaction will result in a change in control of the Adviser, and therefore an “assignment,” as that term is defined in the 1940 Act, of the Current Management Agreement. The change in control of the Adviser is not expected to have a material effect on the management of any Fund.

In anticipation of the close of the Transaction, shareholders of each Fund are being asked to approve a new management agreement (each a “New Management Agreement” and collectively, the “New Management Agreements”) between the Trust, on behalf of each of its Funds, and the Adviser, to be effective upon the termination of the Current Management Agreement in connection with the Transaction. The form of the New Management Agreement for each Fund is attached hereto as Appendix B. The New Management Agreement for each Fund will have an initial term of one year and will be substantially identical to the Funds’ Current Management Agreement, including with respect to the services the Adviser is required to provide to the Fund and the fee rates paid to the Adviser by each Fund. The New Management Agreement will differ from the corresponding Current Management Agreement only in the effective and termination dates.

The 1940 Act provides that, in order for an advisory agreement relating to a Fund to become effective, it must be approved by the Board, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, of any Fund (the “Independent Trustees”), and by the Fund’s shareholders. In anticipation of the Transaction, the Board met in person on January 26, 2017 (the “January Meeting”), for the purpose of considering whether it would be in the best interest of each Fund to approve a New Management Agreement with respect to such Fund and, for those Funds that are managed on a subadvisory basis, a new subadvisory agreement (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) with such Fund’s current subadviser(s). At the January Meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved a New Management Agreement with respect to each Fund and recommended its approval by the shareholders of each Fund.

Each Current Subadvisory Agreement provides for its automatic termination upon termination of the applicable Current Management Agreement, and accordingly, will automatically terminate along with the corresponding Current Management Agreement upon the change in control of the Adviser in connection with the Transaction.

In the event that shareholder approval of the New Management Agreement has not been obtained before the termination of the Current Management Agreement, which is currently expected to occur April 1, 2017, the Adviser will delay the Transaction until shareholder approval is obtained.

Comparison of Current Management Agreement and New Management Agreement

The terms of the New Management Agreement for each Fund are identical to those of the Current Management Agreement for such Fund, except for the date of effectiveness, and the initial term.  If approved by shareholders and assuming the change in control is completed, the New Management Agreement is expected to be effective as of the effective date of the change in control which is anticipated to be April 1, 2017 and will have an initial term of one year from the date of its effectiveness. The New Management Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of each Fund, at least annually in the manner required by the 1940 Act and the rules thereunder. Below is a summary of the principal terms of each Fund’s Current Management Agreement, which are substantially identical to those of the New Management Agreement for each Fund. The form of the New Management Agreement for the Funds is attached hereto as Appendix B.

Services. The services to be provided by the Adviser, Nashville Capital Corporation, to the Funds under the New Management Agreement will be identical to those services that are provided by Nashville Capital Corporation under the Current Management Agreement. Nashville Capital Corporation will be the Adviser responsible to manage the investment and reinvestment of the assets in each respective Fund. The Adviser makes all decisions with respect to the allocation of a Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. The Adviser makes decisions with respect to all purchases and sales of securities and other investment assets in each Fund respectively. Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Adviser or their affiliates. The Adviser reports to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and keeps the Board informed of important developments affecting the Trust, the Funds, Subadvisers and the Adviser. The Adviser may from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, and the cost of performance of such duties is borne and paid by the Adviser. The Adviser maintains records relating to their portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.

The Adviser is also responsible for providing or, upon receipt of written approval of the Trust arranging for other companies to provide, the following services to the Funds in the manner and to the extent that such services are reasonably necessary for the operation of the Funds: (i) accounting services and functions, including costs and expenses of any independent public accountants; (ii) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Trust and the Funds under federal, state and any other applicable laws and regulations; (iii) dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder accounts); (iv) custodian and depository services and functions; (v) distribution, marketing, and/or underwriting services; (vi) independent pricing services; (vii) preparation of reports describing the operations of the Funds, including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Funds; (viii) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by the Adviser under the Management Agreement between the Trust and the Advisers), including maintenance of shareholder records and shareholder information concerning the status of their Fund(s) accounts by investment advisers, subadvisers, broker-dealers, financial institutions, and other organizations on behalf of the Adviser; ix) Shareholder and Board communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Funds' shareholders; and (x) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Funds, and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

Expenses. The terms of the Current Management Agreement and the New Management Agreement are identical and will not change.

Compensation. The provisions of the Current Management Agreement and the New Management Agreement regarding compensation are identical.  Just like the Current Management Agreement, Nashville Capital Corporation shall receive the same rate of compensation from each Fund annually as follows and as outlined in the exhibit to the agreement:

Fund	Annual Fee Rate as a % of the Funds of the Trust – Net Assets of the Fund
Select Value Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%
Quality Growth Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%
Value Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%
Fixed Income Fund	First $25 Million .965% Next $25 Million .965% Next $50 Million .845% Over $100 Million .775%
Informed Investor Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%
The Texas Fund	First $10 Million 1.45% Next $15 Million 1.35% Next $25 Million 1.25% Next $50 Million 1.10% Over $100 Million .95%

Continuance. The Current Management Agreement for each Fund originally was in effect for an initial term of two years and is eligible to be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act. As described above, if the shareholders of each Fund approve the New Management Agreement and the Transaction is consummated, the New Management Agreement with respect to each Fund will be effective as of the effective date of the Transaction and will have an initial term of one year from the consummation of the Transaction. Thereafter, the

New Management Agreement for each Fund may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Current Management Agreement for each Fund may at any time be terminated by the Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser, or by the Adviser on sixty (60) days’ written notice to the Trust, in each case without the payment of any penalty. The Current Management Agreement for each Fund also terminates automatically in the event of its assignment.

Board Considerations

As described above, the Transaction is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Fund’s Current Management Agreement. At the January Meeting, the Board, including a majority of the Independent Trustees, approved the New Management Agreement and recommended that the shareholders of the Trusts approve the New Management Agreement. The Board took those actions after consideration of and deliberation over information concerning the Transaction, including with respect to the degree to which the change of control would affect the provision of management services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Management Agreement and in considering the change of control, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Management Agreement as well as the services to be provided under the New Management Agreement. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Management Agreement, which culminated at the January Meeting. In approving the New Management Agreement, the Board considered its conclusions with respect to its approvals of the Current Management Agreement, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Fund.

In connection with the January meeting, the Independent Trustees, requested and evaluated information they deemed reasonably necessary to their review process.  The Board received the following information provided by Nashville Capital Corporation: (i) reports regarding the services and support provided to the Funds and their shareholders by the Adviser; (ii)  performance assessments of the investment performance of the Funds by personnel of the Adviser; (iii) performance commentary on the reasons for the performance;  (iv)  presentations by the Funds’ portfolio managers addressing the Adviser’s investment philosophy, investment strategy and operations; (v) compliance reports, audits and review reports concerning the Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADVs of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Funds and/or the service providers are responding to them; (viii) financial information about the Adviser;  (ix) a description of the personnel at the Adviser involved with the Funds, their background, professional skills and accomplishments; (x) information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information about the Adviser; (xi) comparative expense and performance information for other mutual funds that are similar to the Funds; (xii) any soft-dollar or other “fall-out” or similar benefits to be realized by the Adviser from its relationship with the Funds.

In deciding whether to approve the New Management Agreement, the Board considered numerous factors, including:

The Nature, Extent, and Quality of the Services Provided by the Adviser.  The Board considered various aspects of the nature, extent and quality of the services provided by the Adviser to the Funds. They noted that the responsibilities of the Adviser under its Current Management Agreement had not changed since the last renewal and were not proposed to change under the New Management Agreement. The Board also considered the following: (i) the quality of the investment advisory services (including research and recommendations with respect to portfolio securities), noting that they are not proposed to change; (ii) the background, experience and professional ability and skill of the portfolio management personnel assigned to the Funds, noting the commitment to hire and retain qualified personnel to work on behalf of the Funds and their shareholders, noting that they are not proposed to change; (iii) the processes used for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that the Adviser did not report any material compliance matter over the last year; where applicable; (iv) the oversight of the Funds’ portfolios by the Adviser and the oversight of the Sub-advisers by the Adviser; (v) the Advisers’ succession plans and business continuity plans; and (vi) the coordination of services for the Funds among the service providers, Trust management and the Trustees.

After reviewing and considering the foregoing information and further information in the Board Materials provided by the Adviser such as its Form ADV, the Board concluded, in light of all the facts and circumstances, that the nature, extent and quality of the services provided by the Adviser were satisfactory and adequate for their respective Funds.

Investment Performance of the Funds’ the Adviser.  In considering the investment performance of the Funds’ Adviser, it was noted that the Adviser has delegated day-to-day portfolio management to the Subadviser for each respective Fund and that the Adviser’s role in regard to investment performance was largely one of oversight. The Trustees also noted the information about the Adviser personnel fulfilling that role, as well as the information about each Sub-adviser’s portfolio managers managing each of the Funds’ portfolios day-to-day.

After considering and discussing the performance of the Funds further, the Adviser’s experience and performance in their roles with respect to the Funds, the Board concluded, in light of all the facts and circumstances, that the investment performance of each of the Funds’ Adviser was satisfactory.

The Costs of the Services Provided and Profits Realized by the Adviser from their Relationships with the Funds.  In assessing the reasonableness of the Funds’ fees under the Management Agreement, the Board considered, among other information, each Fund’s management fee and the Fund’s total expense ratio as a percentage of daily net assets and the subadvisory fees and total expense ratios of peer groups of funds based on information provided by NCC and each Subadviser.   The Board noted that the management fee paid to the Adviser is a unitary fee wherein the Adviser is contractually obligated to pay all of the operating expenses of each MF Fund except costs of membership in trade associations, SEC registration fees and related expenses, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees, 50% of the compensation of the Trust’s Chief Compliance Officer (the “CCO”) attributable to the Fund, and extraordinary expenses.  In this regard, the Board further noted that most investment companies pay their own operating expenses directly. The Board also reviewed (i) each MF Fund’s advisory fee rates, which included its management fee, at asset level breakpoints (see each MF Fund’s breakpoint schedule set forth in the above subsection entitled “Compensation”) as contractually set forth under the Management Agreement and the total expense ratios of each MF Fund and (ii) reviewed information provided by the Adviser and Subadviser regarding subadvisory fee rates paid by a peer group for each Fund.

The Board did not identify any one single piece of information from that which it reviewed as set forth above that was most relevant to its consideration of the reasonableness of the management fee paid by the shareholders under each MF Fund.  Moreover, one Board member may have weighed a particular piece of information or factor differently than another Board member.  The Board further noted that its deliberations and conclusions were also based, in part, on its deliberations and conclusions regarding these arrangements throughout the year and in prior years.

The Board concluded from the comparable information provided by NCC of each MF Fund’s category that while each MF Fund’s total expenses were generally higher, it determined that with respect to some of the MF Funds, the higher total expenses were a result of the MF Fund’s smaller size and limited economies of scale making it challenging to lower its fees.  The Board also noted that the subadvisory fee paid by NCC on behalf of each MF Fund to the subadviser was higher in some MF Funds and lower in others.  Accordingly, the Board determined that the overall expenses paid by each MF Fund were reasonable.  In furtherance of the Board’s conclusion that such fees were reasonable, the Board noted NCC’s commitment to the current management fee structure, NCC’s experience and expertise in the industry, its longstanding level of commitment to the MF Funds, the level of services it commits to each Fund and the unitary management fee arrangement NCC offers the Trust for the benefit of each MF Fund.  Accordingly, the Board determined that the compensation payable to NCC is fair and reasonable.

In further consideration of the Adviser’s fees paid by each Fund, the Board concluded that the Adviser has satisfactorily discharged its contractual obligation by remitting the subadvisory fees directly to each subadvisor on behalf of each Fund, and ensuring that the nature, extent and quality of the services provided to each Fund by each Subadviser are appropriate, satisfactory, and consistent with the terms of each Fund’s investment subadvisory agreement.  The Board further concluded that, based on each Subadviser’s experience and expertise as well as the services provided to each Fund, the compensation payable to each Subadviser by NCC is fair and reasonable.

In considering the financial condition and profitability information provided by the Adviser in the Board Materials and the level of commitment to the Funds by the principals of the Adviser to their roles for the Funds, the Board considered the profits realized by the Adviser, taking into consideration other benefits to it, including, but not limited to the management of multiple MF Funds.  The Board was provided an analysis of the Adviser’s profitability which included information on the Adviser’s: average management fees; estimated revenues; estimated subadvisory fees; estimated direct expenses; and estimated indirect expenses, for each MF Fund.   While the Board noted the Adviser was not profitable in each MF Fund, the Board noted that the Adviser’s overall engagement with the MF Funds was reasonably profitable.

In summary of the foregoing, the Board concluded that (i) the fees of the Adviser are fair and reasonable with respect to the services to be provided; (ii) the allocation of the total management fee between the Adviser and each Subadviser was reasonable in light of the services provided by each; (iii) the profits realized by the Adviser from its relationship with each MF Fund  and the overall management engagement with the MF Funds were fair and reasonable; and (iv) the overall expense ratios of each MF Fund were acceptable.

Other Benefits Derived by the Adviser from their Relationships with the Funds and Conflicts of Interest.   The Board also considered other benefits that the Adviser derive from their relationship with the Funds (sometimes referred to as “fall-out” benefits) and conflicts of interest.  After reviewing and considering these items and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser from its relationships with the Funds were satisfactory.

Economies of Scale.  The Board next considered the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Board considered the breakpoints in effect on the advisory fee schedule for each of the Fund’s at various asset levels, which are aimed at sharing with shareholders any economies of scale that are realized from Fund growth.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the fee levels and breakpoints were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

In connection with considering the permanent new Management Agreement, the Board of Trustees made findings with respect to the Transaction. It was determined that the Board of Trustees will remain at least 75% disinterested for three (3) years. Since the Transaction involves absolutely no change in fees or expenses with the Fund and with representations from the Adviser that they will not propose any change during at least a two (2) year period after the date of the Transaction, the Board concluded that the new Management Agreement would not impose any additional burden on Shareholders.

Information Regarding the Adviser

The Adviser is a Tennessee corporation having three (3) individual shareholders who are the owners of the voting interest in the Adviser.  Each shareholder’s interest in the Adviser entitles them to share in the profit and loss of the Adviser in proportion to the profit and loss of the Adviser attributable to their ownership interest.

The address of the Adviser is 2506 Winford Avenue, Nashville, TN 37211.

Vote Required

The shareholders of each MF Fund vote separately on Proposal I. All shares of a MF Fund vote together as a single class on Proposal I. The closing of the Transaction is contingent upon the shareholder approval of Proposal I by all the Funds. The approval of Proposal I by any Fund is not contingent on the approval of Proposal II relating to it, as applicable. The approval of Proposal II by any Fund is contingent on the approval of Proposal I relating to it, as applicable.

The vote required to approve the New Management Agreement with respect to a Fund is the lesser of (i) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of such Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of a Fund outstanding on the Record Date. If the required vote is not obtained for a Fund, the Trustees will consider what other actions to take in the best interests of the Fund.

Recommendation of the Board

The Board of Trustees believes that the New Management Agreement with respect to each Fund is in the best interests of shareholders of such Fund. Accordingly, the Board unanimously recommends that shareholders of each Fund vote to APPROVE the New Management Agreement with respect to such Fund as set forth in Proposal I.

PROPOSAL II

APPROVAL OF NEW SUBADVISORY AGREEMENTS

Introduction

Howe and Rusling, Inc. currently serves as the investment subadviser to Monteagle Fixed Income Fund; T.H. Fitzgerald & Company, LLC currently serves as the investment subadvisor to Monteagle Informed Investor Growth Fund; Garcia Hamilton & Associates, L.P. currently serves as the investment subadvisor to Monteagle Quality Growth Fund; Parkway Advisors, LP currently serves as the investment subadviser to Monteagle Select Value Fund; Robinson Investment Group, Inc. currently serves as the investment subadviser to Monteagle Value Fund; J. Team Financial, Inc. d/b/a Team Financial Strategies currently serves as the investment subadviser to The Texas Fund (the “Subadvised Fund(s)”) under a Current Subadvisory Agreement between the Adviser and each Subadviser with respect to each Subadvised Fund (each a “Current Subadvisory Agreement” and collectively, the “Current Sub-advisory Agreements”). The date of each Current Subadvisory Agreement and the date on which it was last approved by shareholders and last approved or continued by the Board are provided in Appendix A.

As described in Proposal I, the Transaction is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Fund’s Current Management Agreement for purposes of the 1940 Act, resulting in the automatic termination of the Current Management Agreement. In addition, as described in Proposal I, each Current Subadvisory Agreement provides for its automatic termination upon termination of the applicable Current Management Agreement, and accordingly, will automatically terminate along with the corresponding Current Management Agreement upon the change in control of the Adviser in connection with the Transaction.

The provisions of Section 6 of the Current Subadvisory Agreement covering an assignment and termination are:

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

Therefore, due to the termination of the Current Management Agreement and the resulting termination of the Current Subadvisory Agreement, the shareholders of each Fund are required to approve the New Subadvisory Agreement.

In anticipation of the Transaction, shareholders of each Subadvised Fund are being asked to approve a New Subadvisory Agreement on behalf of the Fund, to be effective upon the consummation of the Transaction. The form of New Subadvisory Agreement for each Subadvised Fund is attached hereto as Appendix C. The New Subadvisory Agreement for each Subadvised Fund will have an initial term of one year and will be substantially identical to the corresponding Current Subadvisory Agreement, including with respect to the services each Subadviser is required to provide to the Fund and the fee rates paid to each Subadviser by the Adviser. The New Subadvisory Agreement will differ from the corresponding Current Subadvisory Agreement only in the effective and termination dates.

As with the New Management Agreements, in anticipation of the Transaction, the Board met in person at the January Meeting and considered whether it would be in the best interests of each Subadvised Fund to approve a New Subadvisory Agreement with respect to such Fund. At the January Meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved a New Subadvisory Agreement with respect to each Subadvised Fund and recommended its approval by the shareholders of such Fund.

Comparison of Current Subadvisory Agreements and New Subadvisory Agreements

The terms of the New Subadvisory Agreement for each Subadvised Fund are identical to those of the Current Subadvisory Agreement for such Subadvised Fund, except for the effective and termination dates. Ness.  There is no change in the Subadvisory fee rate payable by the Adviser to each Subadviser.  If approved by shareholders and assuming the Transaction is completed, each New Subadvisory Agreement is expected to be effective as of the effective date of the Transaction and will have an initial term of one year from the date of its effectiveness. Each New Subadvisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of each Subadvised Fund, at least annually in the manner required by the 1940 Act and the rules thereunder. Below is a summary of the principal terms of each Current Subadvisory Agreement, which are substantially identical to those of the New Subadvisory Agreement for each Subadvised Fund. The form of the New Subadvisory Agreement for the Funds is attached hereto as Appendix C.

Services. The services to be provided by the Subadviser of each Fund under the New Subadvisory Agreement will be identical to those services that were provided by the Subadviser under the Current Subadvisory Agreement. Both the  Current Subadvisory Agreement and the New Subadvisory Agreement provide advisory services, including (i) developing, recommending and implementing an investment program and strategy, (ii) research and analysis relative to the investment program and (iii) determining what securities will be purchased and sold by the Fund subject to subject to the fundamental policies of the Fund, as reflected in the Trust's Registration Statement filed with the SEC, as such Registration Statement is amended from time to time.

Expenses. The provisions of the New Subadvisory Agreement regarding expenses are identical to the provisions of the Current Subadvisory Agreement. Under the terms of the Current Subadvisory Agreement and New Subadvisory Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties.

Compensation. The provisions of the Current Subadvisory Agreement and the New Subadvisory Agreement regarding compensation are identical. Under the Current Subadvisory Agreement and New Subadvisory Agreement for the Fund, the Adviser pays the Subadviser the following fee:

Subadviser	Fund	Annual Fee Rate as a % of the Funds of the Trust – Net Assets of the Fund
Parkway Advisors, LP	Select Value Fund	0.50%
Garcia Hamilton & Associates, L.P.	Quality Growth Fund	0.30%
Robinson Investment Group, Inc.	Value Fund	$1 - $25 Million 0.50% $25 - $50 Million 0.45% $50 - $100 Million 0.35% Over $100 Million 0.30%
Howe and Rusling, Inc.	Fixed Income Fund	$1 - $25 Million 0.30% $25 - $50 Million 0.25% $50 - $100 Million 0.20% Over $100 Million 0.20%
T.H. Fitzgerald & Company, LLC	Informed Investor Fund	$1 - $25 Million 0.50% $25 - $50 Million 0.60% $50 - $100 Million 0.50% Over $100 Million 0.40%
J. Team Financial, Inc. d/b/a Team Financial Strategies	The Texas Fund	First $10 Million 0.25% Above $10 Million 0.60%

Duration and Termination of the Agreement. The Current Subadvisory Agreement for each Fund originally was in effect for an initial two (2) year term and could be continued thereafter for successive one year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of each Fund approve the New Subadvisory Agreement for such Fund, it will take effect on the date the Transaction is closed and expire one year thereafter, unless continued. The New Subadvisory Agreement may be continued for successive one-year periods thereafter if approved at least annually in the matter required by the 1940 Act.

The Current Subadvisory Agreement and New Subadvisory Agreement provide that the agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (i) upon its assignment or (ii) upon termination of the Management Agreement.

Liability of the Subadviser. The Current Subadvisory Agreement and New Subadvisory Agreement provides that the Subadviser will not be liable for any losses incurred by the Trust, the Fund, or the Adviser, that arise out of or are in any way connected with any recommendation or other act or failure to act of the Subadviser, including, but not limited to, any error in judgment with respect to the Fund, so long as such recommendation or other act or failure to act does not constitute a breach of the Subadviser's fiduciary duty to the Trust, the Fund, or the Adviser.

Board Considerations

As described above, the Transaction is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Fund’s Current Management Agreement, as a result, the automatic termination of the Current Subadvisory Agreement. At the January Meeting, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreements and recommended that the shareholders of the Trusts approve the New Subadvisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Transaction, including with respect to the degree to which the change of control would affect the provision of management services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Subadvisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by each Subadviser under the Current Subadvisory Agreements as well as the services to be provided under the New Subadvisory Agreements. The Board’s review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Subadvisory Agreements, which culminated at the January Meeting.  In approving the New Subadvisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Subadvisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by each Subadviser to the Subadvised Funds.

In connection with the January meeting, the Independent Trustees, requested and evaluated information they deemed reasonably necessary to their review process.  The Board received the following information provided by Nashville Capital Corporation: (i) reports regarding the services and support provided to each Subadvised Funds and their shareholders by the Subadviser; (ii)  performance assessments of the investment performance of the Subadvised Funds by personnel of the Subadviser; (iii) performance commentary on the reasons for the performance;  (iv)  presentations by the Subadvised Fund’s portfolio managers addressing the Subadviser’s investment philosophy, investment strategy and operations; (v) compliance reports, audits and review reports concerning the Subadvised Fund and the Subadviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADVs of the Subadviser; (vii) information on relevant developments in the mutual fund industry and how the Subadvised Funds and/or the service providers are responding to them; (viii) financial information about the Subadviser;  (ix) a description of the personnel at the Subadviser involved with the Subadvised Funds, their background, professional skills and accomplishments; (x) information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information about the Subadviser; (xi) comparative expense and performance information for other mutual funds that are similar to the Subadvised Funds; (xii) where available, information about performance and fees relative to other accounts managed by the sub-advisers that might be considered comparable to the Subadvised Funds in terms of investment style; and (xiii) any soft-dollar or other “fall-out” or similar benefits to be realized by the Adviser from its relationship with the Funds.

In deciding whether to approve the New Subadviser Agreements, the Board considered numerous factors, including:

The Nature, Extent, and Quality of the Services Provided by the Subadviser.  The Board considered various aspects of the nature, extent and quality of the services provided by each Subadviser to the Subadvised Funds. They noted that the responsibilities of the Subadviser under its Current Subadvisory Agreement had not changed since the last renewal and were not proposed to change under the New Subadvisory Agreement. The Board also considered the following: (i) the quality of the subadvisory services (including research and recommendations with respect to portfolio securities), noting that they are not proposed to change; (ii) the background, experience and professional ability and skill of the portfolio management personnel assigned to the Subadvised Funds, noting the commitment to hire and retain qualified personnel to work on behalf of the Subadvised Funds and their shareholders, noting that they are not proposed to change; (iii) the processes used for formulating investment recommendations and assuring compliance with each Subadvised Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that the Subadviser did not report any material compliance matter over the last year; where applicable; (iv) the oversight of the Subadvised Funds’ portfolios by the Subadviser; (v) the Subadvisers’ succession plans and business continuity plans; and (vi) the coordination of services for the Subadvised Funds among the service providers, Trust management and the Trustees.

After reviewing and considering the foregoing information and further information in the Board Materials provided by the Subadvisers such as their Form ADV, the Board concluded, in light of all the facts and circumstances, that the nature, extent and quality of the services provided by each Subadviser were satisfactory and adequate for their respective Funds.

Investment Performance of the Funds’ and the Subadviser.  In considering the investment performance of the Funds’ Subadvisers, the Board discussed each Fund’s performance in light of their stated objectives/restrictions, succession planning, the Trustees compared the short- and long-term performance of each Fund with the performance of its benchmark, groups of funds with similar objectives managed by other investment advisers, and aggregated data by category.

In particular, as to the Monteagle Value Fund, as reported by the Fund’s Subadvisor, the Board noted that the Fund has outperformed the S&P 500 over the twelve-month period ended December 31, 2016, returning 26.47% versus 11.96% for the S&P 500. The Board further noted that the Fund has performed better than other accounts for Robinson Investment Group (the Fund’s Subadvisor) as a basket of managed accounts with similar objectives returned 16.45%. The Fund's investment in industrials, materials, and technology sectors has been the contributing factor in the Fund's improved performance throughout 2016. The Subadvisor reported that the Fund’s annualized one, three, five and ten-year performance figures are; 26.47%, 5.92%,  11.89%, and  5.71%, respectively, while the S&P 500’s one, three, five and ten-year performance figures are: 11.96%, 8.87%, 14.66%, and 6.94%.  Accordingly, the Board concluded that the Fund’s performance was satisfactory.

As to the Monteagle Select Value Fund, as reported by the Fund’s Subadvisor, the Board noted that the Fund’s performance of the Subadvisor’s account having the same strategy of that which is employed by the Fund was 14.02% for the rolling one-year period ended September 30, 2016 compared to the Monteagle Select Value Fund’s performance of 13.29% for the same period. The Board noted that the Subadvisor suggested that the variances are attributable to the account characteristics and unique needs of each client and that performances may also have been different due to various expenses in the portfolios.  The Board also noted that, as of December 31, 2016, the Fund reported comparative annual performance figures of 21.29% while the S&P 500 reported 11.96% while the Morningstar’s Large Value Fund’s category reported 14.81%.  Accordingly, the Board concluded that the Fund’s performance was satisfactory.

As to the Monteagle Fixed Income Fund, as reported by the Fund’s Subadvisor, the Board noted it had  no other accounts which are comparable to the investment objectives and policies of the Fund.  Among other information provided by the Subadvisor, the Board reviewed the following table which compares the Fund to other Mutual Funds in the same category.

	MFHRX (All time periods are through 11/30/2016)			Morningstar Intermediate Bond Category	Morningstar Short-Term Bond Category
	Gross	Net of Sub- adviser Fee	NAV Performance
1-yr.	2.88%	2.40%	0.95%	3.27%	2.15%
3-yr.	2.67%	2.52%	2.00%	2.75%	1.14%
5-yr.	2.03%	2.64%	2.14%	2.70%	1.58%
10-yr.	4.65%	4.21%	2.97%	4.22%	2.62%

Accordingly, while the Board noted that in certain instances the Fund under-performed the comparable category average in other instances the fund out-performed the category.  The Board concluded that the Fund’s overall performance was satisfactory.

As to the Texas Fund, as reported by the Fund’s Subadvisor, the Board noted that the Fund out-performed other strategies managed by the Subadvisor. The Board noted that the Texas Fund’s annual return for the year ended December 31, 2016 was 16.23%.  The Board noted that during this period, the Subadvisor did not manage an investment strategy that was like the Fund in other of its client accounts.  The Board further noted that the Subadviser reported that there are currently no other mutual funds that focus on investments in companies in the State of Texas.  The Subadvisor noted that, because of this lack of comparable funds, it is very difficult to find funds with similar sector exposure to the State of Texas. The most similar funds are "All Cap Funds", "Equal Weighted" fund.  The Fund reported its one-year performance figure as 16.23% compared to iShares MSCI Canada at 23.82%, Putnam Equity Spectrum Y at 4.27%, Keeley All Cap Value Inst. at 15.44% and the iShares MSCI Australia at 11.10%.  The Subadvisor reported that the indices it believes to be comparable to the Fund are the Russell 2000 Index which reported a one-year ending 12/31/2016, performance figure of 21.60% while the S&P MidCap 400 Index reported 20.46% for the same period.  The Fund reported category comparative 12/31/2016 figures in  the Mid-Cap Blend category as 14.14% and the Small Blend category as 20.78%.  The Board upon review of the performance figures reported by the Subadvisor concluded that the Fund’s performance satisfactory.

 As to the Monteagle Informed Investor Fund, the Subadvisor reported to the Board that the one-year ended 12/31/2016 investment performance for the MIIFX Fund was slightly better compared to the performance of the Subadvisor’s clients for that same period.  The Subadvisor reported that Fund ended this year with a performance of 5.7%, noting that on average, using the same period, the composite accounts ended with a performance of 1.3%.  The Subadvisor further reported that the one-year performance figure for the Fund was 5.7%, as compared to the S&P 500 Stock Index which was 11.9% and the Russell 100 Growth Stock Index which was 7.0%.   The Board concluded that the Fund performance was acceptable.

As to the Monteagle Quality Growth Fund, the Subadvisor reported to the Board that Fund’s performance for one-year ending September 30, 2016 was 12.29% compared to the Quality Growth Equity composite which was 11.92% for the same period.  The Subadvisor further reported that the Fund’s one-year performance figure as of September 30, 2016, was 11.17% compared to the Russell 1000 Growth Stock Index reported 13.76% and the Large Growth Equity Category reported 10.46% for the same period.   The Board concluded that the fund’s performance was satisfactory.

After considering and discussing the performance of each Funds, each Sub-adviser’s experience and performance in their roles with respect to the Funds, the historical and comparative performance data provided, and other relevant information, the Board concluded, in light of all the facts and circumstances, that the investment performance of each of the Funds, the Adviser and the Sub-advisers was satisfactory.

The Costs of the Services Provided and Profits Realized by the Subadviser from their Relationships with the Funds.  In considering these factors, the Board noted the overall expenses of each Fund, including the nature and frequency of subadvisory fee payments.  In addition, the Board noted the asset levels of each Fund and the gross and net expenses of each Fund as compared to gross and net expenses of a group of funds that may be considered similar, noting that the expenses of each of the Funds was within the range of expenses incurred by the other funds in its group.

The Trustees considered the financial condition and profitability information provided by each Subadviser in the Board Materials and the level of commitment to the Funds by the principals of the Subadviser to their roles for the Funds.

After further consideration of these elements, the Board concluded, in light of all the facts and circumstances, that the costs of the services provided to the Funds and the profits realized by each Subadvisers from their relationships with the Funds were satisfactory.

Other Benefits Derived by the Subadviser from their Relationships with the Funds and Conflicts of Interest.   The Board also considered other benefits that each Subadviser derives from their relationship with the Funds (sometimes referred to as “fall-out” benefits) and conflicts of interest.  After reviewing and considering these items and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by each Subadviser from its relationships with the Funds were satisfactory.

Economies of Scale.  The Board next considered the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Board considered the breakpoints in effect on the advisory fee schedule for each of the Fund’s at various asset levels, which are aimed at sharing with shareholders any economies of scale that are realized from Fund growth.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the fee levels and breakpoints were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

In connection with considering the permanent new Subadvisory Agreement, the Board of Trustees made findings with respect to the Transaction. It was determined that the Board of Trustees will remain at least 75% disinterested for three (3) years. Since the Transaction involves absolutely no change in fees or expenses with the Fund and with representations from the Subadviser that they will not propose any change during at least a two (2) year period after the date of the Transaction, the Board concluded that the new Subadvisory Agreement would not impose any additional burden on Shareholders.

Information Regarding each Subadviser

The Subadviser to the Monteagle Fixed Income Fund is Howe and Rusling, Inc. (“Howe & Rusling”).  Howe and Rusling is a corporation organized under the laws of the State of New York whose principal executive offices are located at 120 East Avenue, Rochester, New York 14604. Howe and Rusling has managed the Monteagle Fixed Income Fund’s portfolio since the Fund’s inception. Howe and Rusling serves primarily individual, retirement plan, corporate and non-profit endowment clients. It manages both individual stocks and bonds for its clients. Craig D. Cairns, Samuel R. King, Robert J. Prorok, Casey D. Ryan, Vincent A. Russo, Mary L. Sisson, Brett L. Winnefeld, and Stefan K. Astheimer are officers of Howe and Rusling. Craig D. Cairns is the President and Chief Compliance Officer of Howe and Rusling. Robert J. Prorok serves as Vice President and Senior Portfolio Manager of Howe and Rusling. Vincent A. Russo serves as Vice President and Director of Fixed Income Research.

The Subadviser to the Monteagle Informed Investor Growth Fund is T.H. Fitzgerald & Company, LLC. (“T.H. Fitzgerald”).  T.H. Fitzgerald is a limited liability company organized under the laws of the State of Connecticut whose principal executive offices are located at 180 Church Street, Naugatuck, Connecticut 06770. T.H. Fitzgerald has managed the portfolio of the Monteagle Informed Investor Fund since Fund’s inception. The firm has been owner-managed since its founding in 1959. The Fund offers the individual investor access to the firm’s proprietary “Informed Investor” strategy. Thomas H. Fitzgerald, Jr. and Kathleen S. Montgomery are officers of T.H. Fitzgerald. Thomas H. Fitzgerald, Jr. is President and, beginning in 1982, the Chief Portfolio Investment Officer of T.H. Fitzgerald. Kathleen S. Montgomery is the firm’s Head Trader as well as its Compliance and Operations Officer.

The Subadviser to the Monteagle Quality Growth Fund is Garcia Hamilton & Associates, L.P. (“GHA”).  GHA is a limited partnership organized under the laws of the State of Delaware whose principal executive offices are located at 1401 McKinney, Suite 1600, Houston, Texas 77010. GHA has managed the portfolio of the Monteagle Quality Growth Fund since March 1998.  GHA manages for institutions and high net worth individuals and invests in high quality domestic securities. Gilbert A. Garcia, Beth L. McWilliams, New Southwest GP Holdings, Inc., Janna K. Hamilton, Curt E. Rohrman, James K. Lunday, Ruby M. Dang, Nancy Rodriguez and Stehanie J. Roberts are partners of the GHA. Gilbert A. Garcia is Managing Partner and Director of Fixed Income of GHA.

The Subadviser to the Monteagle Select Value Fund is Parkway Advisors, LP. (“Parkway”).   Parkway is a limited partnership organized under the laws of the State of Texas whose principal executive offices are located at 6550 Directors Parkway, Abilene, Texas 79606. Parkway is a wholly owned subsidiary of Directors Investment Group, Inc., a holding company of several businesses which include insurance companies. Prior to May 2001, the staff of Parkway comprised the investment department of a related insurance company responsible for the management of assets for over 13 years. The investment department spun out of the insurance company, organized Parkway in April of 2001 and has been registered with the Securities and Exchange Commission as an investment adviser since May 16, 2001. Theron R. Holladay, CFA is the President and a Principal of Parkway. Theron R. Holladay and Chad B. Hoes are jointly and primarily responsible for the day-to-day management of the Fund.

The Subadviser to the Monteagle Value Fund is Robinson Investment Group, Inc. (“Robinson”).  Robinson is a corporation organized under the laws of the State of Tennessee whose principal executive offices are located at 5301 Virginia Way, Suite 150, Brentwood, Tennessee 37027. Robinson has managed the portfolio of the Monteagle Value Fund since its inception. Robinson was founded in 1996 and serves individuals, financial institutions, pension plans, corporations and other business entities. Russell L. Robinson is President and Chief Compliance Officer of Robinson and is the Portfolio Manager of the Monteagle Value Fund. Amy W. Campbell is Secretary of Robinson.

The Subadviser to The Texas Fund is J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”).  Team is a corporation organized under the laws of the State of Texas whose principal executive offices are located at 1174 N. 3rd St., Abilene, Texas 79601. Team has managed the portfolio of The Texas Fund since its inception. Team manages for institutions and high net worth individuals and invests in high quality domestic securities, including stocks, bonds, mutual funds, exchange traded funds and options. Joseph S. Team is the President of Team. The members of the portfolio management team, Jody Team, Heath Hamrick and Scott Haynes, have been part of the equity investment process since they joined Team in 2005, 2010 and 2010, respectively.

Vote Required

The shareholders of each MF Subadvised Fund vote separately on Proposal II. All shares of a MF Subadvised Fund vote together as a single class on Proposal II. The approval of Proposal II by any MF Subadvised Fund is contingent on the approval of Proposal I relating to it.

The vote required to approve the New Subadvisory Agreements with respect to a MF Subadvised Fund is the lesser of (i) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of such Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or

(ii) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for a MF Subadvised Fund, the Trustees will consider what other actions to take in the best interests of the Fund.

Recommendation of the Board

The Board of Trustees believes that the New Subadvisory Agreements are in the best interests of shareholders of each Subadvised Fund. Accordingly, the Board unanimously recommends that shareholders of each Subadvised Fund vote to APPROVE the New Subadvisory Agreement as set forth in Proposal II.

ADDITIONAL INFORMATION

Information about Voting Instructions and the Conduct of the Special Shareholder Meeting

General. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Special Meeting of Shareholders. The Meeting will be held at Mutual Shareholders Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on March 29, 2017 at 10:00 a.m., Eastern time. The Notice of the Special Meeting of Shareholders, the Proxy Statement and the enclosed proxy voting form are being mailed to shareholders on or about March 10, 2017.

Only shareholders of record of the Fund as of the close of business on the Record Date will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  Each share is entitled to one vote, with fractional shares voting proportionally.

As of the Record Date, each MF Fund had the following shares outstanding.  Shareholders who owned more than 5% of the outstanding on the record date are also reflected.

Fund	Total Shares	Name and Addresses	Shares Owned	% of Fund Owned

Fixed Income Fund		Mitra & Co. FBO 47	4,528,070	91.99%
		11270 W. Park Place, Suite 400
		Milwaukee, WI 53224-3638

		Maril & Co. FBO 47	260,861	5.30%
		480 Pilgrim Way, Suite 100
		Green Bay, WI 54304

Informed Investor Fund		Maril & Co. FBO 47	1,0008,454	94.92%
		480 Pilgrim Way, Suite 100
		Green Bay, WI 54304

Quality Growth Fund		Maril & Co. FBO 47	1,757,612	93.56%
		480 Pilgrim Way, Suite 100
		Green Bay, WI 54304

		Charles Schwab	102,692	5.47%
		101 Montgomery Street
		San Francisco, CA 94104-4151

Select Value Fund	Charles Schwab	712,437	75.02%
	211 Main St.
	San Francisco, CA 94105

	Maril & Co. FBO 47	140,126	14.76%
	480 Pilgrim Way, Suite 100
	Green Bay, WI 54304

Value Fund	Maril & Co. FBO 47	1,440,196	99.48%
	480 Pilgrim Way, Suite 100
	Green Bay, WI 54304

Texas Fund	National Financial Services	807,839	74.56%
	200 Seaport Blvd.
	Boston, MA 02210

	TD Ameritrade	215,725	19.89%
	200 S. 108th Ave.
	Omaha, NE 68154

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of Record Date, the following persons beneficially owned 25% or more of the shares of a Fund (or of the Trust) and may be deemed to control the Fund (or the Trust).

Controlling Person Information

Shareholders

Fund Name

Percentage of Fund Shares Owned

Mitra & Co. FBO 47

Fixed Income Fund

91.99%

Maril & Co. FBO 47

Informed Investor Fund

94.92%

Maril & Co. FBO 47

Quality Growth Fund

93.56%

Charles Schwab

Select Value Fund

75.02%

Maril & Co. FBO 47

Value Fund

99.48%

National Financial Services

Texas Fund

74.56%

Investment Adviser.  Nashville Capital Corporation (“NCC”) the SEC registered investment advisor of each MF Fund, oversees the management of the MF Funds’ portfolios and manages the MF Funds’ business affairs. The Adviser is located at 2506 Winford Ave., Nashville, Tennessee 37211.  The following individuals own or will own more than 10% of the Adviser as follows:

OWNERS OF NCC	OWNERS OF NCC
(as of January 26, 2017)	(as of March 29, 2017)
Larry C. Catlett 65.10%	Larry C. Catlett	15.32%
Sydney Catlett 10.02%	Sydney Catlett	9.67%
Micah W. White 24.87%	Micah W. White	75.00%

Subadvisers.

As to the Monteagle Fixed Income Fund, the Subadviser is Howe and Rusling, Inc. (“Howe & Rusling”).  Howe and Rusling has its principal executive offices are located at 120 East Avenue, Rochester, New York 14604.

As to the Monteagle Informed Investor Growth Fund, the Subadviser is T.H. Fitzgerald & Company, LLC. (“T.H. Fitzgerald”).  T.H. Fitzgerald has its principal executive offices are located at 180 Church Street, Naugatuck, Connecticut 06770.

As to the Monteagle Quality Growth Fund, the Subadviser is Garcia Hamilton & Associates, L.P. (“GHA”).  GHA has its principal executive offices are located at 1401 McKinney, Suite 1600, Houston, Texas 77010.

As to the Monteagle Select Value Fund, the Subadviser is Parkway Advisors, LP. (“Parkway”).   Parkway has its principal executive offices are located at 6550 Directors Parkway, Abilene, Texas 79606.

As to the Monteagle Value Fund, the Subadviser is Robinson Investment Group, Inc. (“Robinson”).  Robinson has its principal executive offices are located at 5301 Virginia Way, Suite 150, Brentwood, Tennessee 37027.

As to The Texas Fund, the Subadviser is J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”).  Team has its principal executive offices are located at 1174 N. 3rd St., Abilene, Texas 79601.

Principal Underwriter. Arbor Court Capital, LLC (the “Distributor”), is the principal underwriter for the Trust and agent for the distribution of the Fund’s shares. The Distributor is affiliated with the Transfer Agent but is not affiliated with the Adviser nor its affiliated companies.

Accounting Agent, Transfer Agent & Administrator. Mutual Shareholder Services, LLC, (the “Transfer Agent”), provides certain administration, portfolio accounting, and transfer agent and shareholder services to the Funds. The Transfer Agent’s address is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Custodian. Huntington National Bank serves as custodian for the Trust.

Affiliated Brokerage.  Neither Nashville Capital Corporation nor the subadvisers for the Funds effect brokerage transactions through affiliates of the Adviser, the subadvisers or the Funds (or affiliates of such persons).

Expenses. This proxy shall not unfairly burden the Shareholders of the Fund as: 1) the Advisory fee is staying the same; 3) the Subadvisory fee is staying the same and is paid by the Adviser; and 2) the costs of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the Meeting, will be paid by the Adviser (the total costs are estimated to be $15,000.00).

Independent Registered Public Accountants.  Monteagle Funds' financial statements for the fiscal year ended August 31, 2016, were audited by Cohen Fund Audit Services, Ltd. ("Cohen"). Cohen, in accordance with the Independence Standards Board Standard No. 1 (ISB No. 1) has confirmed to the Trust's Audit Committee that they are independent registered public accountants with respect to the Funds.

Fund Related Fees

a)

Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $58,000 and $58,000 with respect to the registrant's fiscal years ended August 31, 2016 and 2015, respectively.

b)

Audit-Related Fees — The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $1,300 and $1,300 with respect to the registrant's fiscal years ended August 31, 2016 and 2015, respectively. The services comprising these fees are for consents and review of the registrant's dividend calculations.

c)

Tax Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $15,000 and $15,000 with respect to the registrant's fiscal years ended August 31, 2016 and 2015, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

d)

All Other Fees - The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant's principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $2,200 and $2,200 for the fiscal years ended August 31, 2016 and 2015, respectively. The services comprising these fees were for the review of the Funds' semi-annual financial report.

Required Vote and Quorum. Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, provided a quorum is present. The term “majority of the outstanding voting securities,” as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% o the outstanding voting securities of the Fund.

Record owners of the shares of each Fund as of the Record Date will be entitled to vote and may cast one vote for each share held and a fractional vote for each fractional share held. A majority of the shares of a Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of such Fund at the Meeting.  A lesser number is sufficient for adjournments.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of a “no” vote.

Revocation of Proxies and Voting Instructions. If an enclosed proxy card is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later proxy card mailed to each Fund and received by the Secretary of the Trust at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by facsimile at (440) 526-4446.  You may attend the Meeting in person to revoke previously provided proxy card and to provide new voting instructions.

If you simply sign the proxy card without specifying an instruction, the proxy card will be voted in accordance with the recommendation of the Trust’s Board with respect to each Proposal considered at the Meeting.

For instructions on how to attend the meeting and vote in person, please call (888) 263-5593.

Adjournments; Other Business

With respect to Proposals I and II, an adjournment of the Meeting as to any Fund requires the vote of a majority of the total number of shares of the relevant Fund that are present in person or by proxy and entitled to vote. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Trust intends to present or knows that others will present are the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in their discretion, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares. Shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any adjournment.

Proposal of Shareholders. The Fund does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Fund does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposal for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund should send their written proposal to the Secretary of the Trust at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by facsimile at (440) 526-4446.  Proposal must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

Instructions For Executing Voting Instructions

The following general rules for signing the proxy card may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instructions properly.

1.

INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.

JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.

ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. After completing your voting instructions, return it in the enclosed postage paid envelope.

If you have any questions about the voting instructions, please call the Fund at (888) 263-5593.

THE TRUST WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL AND SEMI-ANNUAL REPORTS. SHAREHOLDERS CAN REQUEST A COPY BY (1) CALLING 1-888-263-5593 OR (2) WRITING TO THE FUND AT 8000 TOWN CENTRE DRIVE, SUITE 400, BROADVIEW HEIGHTS, OHIO 44147.  EACH SHAREHOLDER SHOULD RECEIVE A COPY OF THE PROXY MATERIALS, HOWEVER IF SEVERAL SHAREHOLDERS LIVING AT THE SAME ADDRESS RECEIVE ONLY ONE COPY OF THE PROXY MATERIALS, THEY SHOULD CONTACT THE FUND TO REQUEST ADDITIONAL SETS.

The Board recommends that you vote FOR the proposal.

Please complete, sign and return the enclosed proxy card promptly via mail or facsimile (440) 526-4446. No postage is required if mailed in the United States.

By order of the Board,
/s/ Brandon Pokersnik

Brandon Pokersnik
Secretary

APPENDIX A

The table below sets forth the date of the Current Management Agreement, the date on which it was last approved by the Board, the date on which it was last submitted to a vote of shareholders, and the purpose of such submission.

MONTEAGLE FUNDS

Date of Current Management Agreement	Date Agreement was Last Approved by Board	Date Current Management Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Management Agreement to Shareholders
May 1, 2009	January 26, 2017	April 17, 2009	Initial Approval

The table below sets forth the date of the Current Subadvisory Agreement for each Fund, the date on which it was last approved by the Board, the date on which it was last submitted to a vote of shareholders, and the purpose of such submission.

Fund Name	Date of Current Management Agreement	Date Agreement was Last Approved by Board	Date Current Management Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Management Agreement to Shareholders
Monteagle Fixed Income Fund	December 1, 2006	January 26, 2017	November 30, 2006	Initial Approval
Monteagle Informed Investor Growth Fund	May 31, 2008	January 26, 2017	May 31, 2008	Initial Approval
Monteagle Quality Growth Fund	July 1, 2010	January 26, 2017	June 30, 2010	Initial Approval
Monteagle Select Value Fund	May 1, 2009	January 26, 2017	April 17, 2009	Initial Approval
Monteagle Value Fund	July 14, 2006	January 26, 2017	July 12, 2006	Initial Approval
The Texas Fund	September 17, 2013	January 26, 2017	September 17, 2013	Initial Approval

A-1

APPENDIX B

FORM OF MANAGEMENT AGREEMENT

MONTEAGLE FUNDS

MANAGEMENT AGREEMENT

AGREEMENT made as of the 29th day of March, 2017, by and between Monteagle Funds (the “Trust”), a Delaware business trust with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 and Nashville Capital Corporation (“Nashville”), a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Adviser is authorized to act as an investment adviser under the Investment Adviser Act of 1940, and engage in the advisory business and the provision of certain other administrative and recordkeeping services in connection therewith; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto (each, a “Fund” and collectively, the “Funds”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement; and

WHEREAS, the Trust wishes to engage Adviser, to provide, or arrange for the provision of, certain operational services which are necessary for the day-to-day operations of the Funds set forth in Appendix A attached to this Agreement, as amended from time to time by agreement of the parties, in the manner and on the terms and conditions hereinafter set forth, and Adviser wishes to accept such engagement; and

WHEREAS, the Trust and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Trusts;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. Appointment; Delivery of Documents

(a)

The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each respective Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts its employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust’s Trust Instrument (as amended from time to time, “Organic Documents”); (ii) the Trust’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s

current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar document (if any) adopted by the Trust under Rule 12b-1 under the 1940 Act (“Plan”) and each current shareholder service plan or similar document (if any) adopted by the Trust (“Service Plan”); and (v) all procedures adopted by the Trust with respect to the Funds (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Adviser: (x) a copy of the resolution of the Board of Trustees of the Trust (the “Board”) appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Funds; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable them to perform its duties pursuant to this Agreement.

(c)

The Adviser has delivered to the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. Duties of the Trust

(a)

The Trust will pay to Adviser on the last day of each month a fee at an annual rate outlined in Appendix A subject to this Agreement, such fee to be computed daily based upon the net asset value of the Fund(s) as determined by a valuation made in accordance with the Trust's procedure for calculating Fund net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of a Fund's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of the Fund(s) as of the last business day prior to such suspension shall, for the purpose of this Paragraph 2(a), be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

(b)

The Trust will, from time to time, furnish or otherwise make available to Adviser such information relating to the business and affairs of the Fund(s) as Adviser may reasonably require in order to discharge its duties and obligations hereunder. Additionally, the Trust shall cause all service providers to the Trust to furnish information to the Adviser, and assist the Adviser as may be required.

SECTION 3. Duties of the Adviser

(a)

The Adviser shall make all decisions with respect to the allocation of a Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund respectively. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds, Subadviser and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds’ holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c)

The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’ duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d)

The Adviser will report to the Board all material matters. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

(e)

The Adviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(f)

The Adviser will cooperate with each Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g)

The Adviser will provide the Funds’ custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds’ assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Funds’ fund accountant does not obtain prices in the ordinary course of business.

(h)

The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(j)

The Trust hereby retains Adviser to provide, or, upon receipt of written approval of the Trust arrange for other companies to provide, the following services to the Fund(s) in the manner and to the extent that such services are reasonably necessary for the operation of the Funds(s) (collectively, the "Services"):

(1)

accounting services and functions, including costs and expenses of any independent public accountants;

(2)

non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Trust and the Fund(s) under federal, state and any other applicable laws and regulations;

(3)

dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Fund accounts);

(4)

custodian and depository services and functions;

(5)

distribution, marketing, and/or underwriting services;

(6)

independent pricing services;

(7)

preparation of reports describing the operations of the Fund(s), including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Fund(s);

(8)

sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Adviser under the Management Agreement between the Trust and Adviser, including maintenance of shareholder records and shareholder information concerning the status of its Fund(s) accounts by investment adviser, subadviser, broker-dealers, financial institutions, and other organizations on behalf of Adviser;

(9)

Shareholder and Board of Trustee communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Trust's Fund shareholders, as well as all expenses of shareholders' and Board of Trustee' meetings, including the compensation and reimbursable expenses of the Trustees of the Trust;

(10)

other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Fund(s), and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

(k)

Notwithstanding the provisions of Paragraph 3(j) above, the Services shall not include and Adviser will not be responsible for any of the following:

(1)

all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Fund(s) in connection with securities transactions to which the Trust or the Fund(s) is a party or in connection with securities owned by the Trust or the Fund(s);

(2)

the interest on indebtedness, if any, incurred by the Trust or the Fund(s);

(3)

the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or the Fund(s) to federal, state, county, city, or other governmental agents;

(4)

the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or the Fund(s);

(5)

any non-interested Trustee fee(s); and

(6)

any other extraordinary expense of the Trust or Fund(s).

(l)

Adviser assume and shall pay for maintaining the staff, personnel, space, equipment and facilities necessary to perform its obligations under this Agreement.

SECTION 4. Compensation; Expenses

(a)

In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)

No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act; and

(c)

The Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under this Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Adviser; (iv) SEC registration fees and related expenses; (v) any non-interested Trustee fees; and (vi) any extraordinary Trust expenses.

(d)

The Adviser shall jointly and separately be responsible for and assumes the obligation for payment of all of the Trust’s expenses, including: (i) the fees payable to each administrator under an agreement between the administrator and the Trust; (ii) expenses of issue, repurchase and redemption of Shares; (iii) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (iv) fees and expenses of third parties, including the Trust’s independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant (unless extraordinary); (v) fees of pricing, interest, dividend, credit and other reporting services; (vi) telecommunications expenses; (vii) funds transmission expenses; (viii) auditing, legal and compliance expenses (unless extraordinary); (ix) costs of forming the Trust and maintaining its existence; (x) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xi) expenses of meetings of shareholders and proxy solicitations; (xii) costs of reproduction, stationery, supplies and postage; (xiii) the costs of personnel (who may be employees of the Adviser, an administrator or its respective affiliated persons) performing services for the Trust; (xiv) costs of Board, Board committee, and other corporate meetings; (xv) all interested Trustee fees; (xvi) state, territory or foreign securities laws registration fees and related expenses; and (xvii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

SECTION 5. Standard of Care

(a)

The Trust shall expect of Adviser, and the Adviser will give the Trust the benefit of, the Adviser’ best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’ duties hereunder, or by reason of the Adviser’ reckless disregard of its obligations and duties hereunder.

(b)

The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’ employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. Effectiveness, Duration and Termination

(a)

This Agreement shall become effective with respect to a Fund immediately upon approval by a majority of the outstanding voting securities of that Fund or approval by at least a majority of all independent Trustees.

(b)

This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser or (ii) by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. Activities of the Adviser

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’ right, or the right of any of the Adviser’ officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. Representations of Adviser

The Adviser represents and warrants to the Trust that:

(a)

It is either registered as an Investment Adviser under the Investment Adviser Act of 1940, as amended (“Adviser Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Adviser Act;

(b)

It is not prohibited by the 1940 Act or the Adviser Act from performing the services contemplated by this Agreement;

(c)

It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)

It will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. Subadviser

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment Adviser pursuant to the Adviser Act or who are exempt from registration thereunder (“Subadviser”). Each Subadvisers’ employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any

Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. Limitation of Shareholder and Trustee Liability

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Adviser agree that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund(s) to which the Adviser’ rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. Miscellaneous

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b)

No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

(d)

This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by the Adviser and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at its respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or Adviser of either Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l)

The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that its signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL

CORPORATION

By:

By:

Paul B. Ordonio, President

Larry C. Catlett, President

MONTEAGLE FUNDS

MANAGEMENT AGREEMENT

APPENDIX A

Adviser	Fund	Annual Fee Rate as a % of the Funds of the Trust – Net Assets of the Fund
Nashville Capital Corporation	Select Value Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%
Nashville Capital Corporation	Quality Growth Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%
Nashville Capital Corporation	Value Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%
Nashville Capital Corporation	Fixed Income Fund	First $25 Million .965% Next $25 Million .965% Next $50 Million .845% Over $100 Million .775%
Nashville Capital Corporation	Informed Investor Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%
Nashville Capital Corporation	The Texas Fund	First $10 Million 1.45% Next $15 Million 1.35% Next $25 Million 1.25% Next $50 Million 1.10% Over $100 Million .95%

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

              By:

Paul B. Ordonio, President

Larry C. Catlett, President

APPENDIX C

FORMS OF SUBADVISORY AGREEMENTS

For the Monteagle Fixed Income Fund.

AGREEMENT made as of the 29th day of March, 2017, by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211, (the “Trust”); Nashville Capital Corporation, a Tennessee CORPORATION, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Adviser”); and Howe and Rusling, Inc., a New York Corporation, with its principal office and place of business at 120 East Avenue, Rochester, New York 14604 (the “Subadviser”).

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 29th day of March, 2017 (“Advisory Agreement”) with the Trust;

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a “Fund” and, collectively, the “Funds”);

WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust’s Trust Instrument and Bylaws (collectively, as amended from time to time, “Organic Documents”), (ii) the Trust’s Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”), (iii) the Trust’s current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a) In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b) In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser’s behalf in any such respect.

(d) The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

 (f) The Subadviser will cooperate with each Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g) The Subadviser will provide the Funds’ custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds’ assets under the Subadviser’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds’ fund accountant does not obtain prices in the ordinary course of business.

(h) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i) Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b) The Subadviser may agree to waive all or part of its fees by separate agreement.

(c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

SECTION 5. STANDARD OF CARE

(a) The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party

(other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b) This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c) No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d) THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k) No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser’s obligations under this Agreement.

(l) The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person”, “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

MONTEAGLE FUNDS By: ___________________ NASHVILLE CAPITAL CORPORATION By: ___________________ HOWE AND RUSLING, INC. By: ___________________

MONTEAGLE FUNDS
SUB-ADVISORY AGREEMENT

Appendix A

Funds of the Trust	Annual Average Daily Net Assets of the Fund	Fee Rate
Monteagle Fixed Income Fund	$1-25 MM	0.30%
	$25-50 MM	0.25%
	$50-100 MM	0.20%
	>$100 MM	0.20%

For the Monteagle Value Fund.

FORM OF MONTEAGLE FUNDS SUBADVISORY AGREEMENT

AGREEMENT made as of the 29th day of March, 2017 by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211, (the "Trust"); Nashville Capital Corporation, a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the "Adviser"); and Robinson Investment Group, a Tennessee organization, with its principal office and place of business at 5301 Virginia Way, Suite 150, Brentwood, Tennessee 37027 (the "Subadviser").

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 29th day of March, 2017 ("Advisory Agreement") with the Trust;

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)

The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c)

The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a)

In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b)

In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a)

The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c)

The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

(d)

The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e)

The Subadviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

(f)

The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

(g)

The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

(h)

The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)

In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this

Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b)

The Subadviser may agree to waive all or part of its fees by separate agreement.

(c)

No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

SECTION 5. STANDARD OF CARE

(a)

The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b)

The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c)

The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the

Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof

(b)

No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d)

THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or Adviser of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

(l)

The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

MONTEAGLE FUNDS

By: __________________

Paul Ordonio, Esq.

President

NASHVILLE CAPITAL CORPORATION

By: __________________

ROBINSON INVESTMENT GROUP

By: __________________

Russell L. Robinson

President

MONTEAGLE FUNDS

SUB-ADVISORY AGREEMENT

APPENDIX A

Funds of the Trust	Annual Average Daily Net Assets of the Fund	Fee Rate
Monteagle Value Fund	$1-25 MM	0.50%
	$25-50 MM	0.45%
	$50-100 MM	0.35%
	>$100 MM	0.30%

For the Monteagle Informed Investor Growth Fund.

FORM OF MONTEAGLE FUNDS SUB-ADVISORY AGREEMENT

AGREEMENT made as of the 29th day of March, 2017 by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Ave. Nashville, TN 37211, (the "Trust"); Nashville Capital Corporation, a Tennessee corporation, with its principal office and place of business at 2506 Winford Ave. Nashville, TN 37211 (the "Adviser"); and T.H. Fitzgerald & Co., LLC, a Connecticut organization, with its principal office and place of business at 180 Church Street, Naugatuck, Connecticut 06770 (the "Subadviser").

WHEREAS, Adviser has entered into a Management Agreement ("Management Agreement") with the Trust;

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

WHEREAS, pursuant to the Management Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the teens and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION I. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)

The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c)

The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a)

In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents 'maintained by the Trust, or any service provider to the Trust.

(b)

In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Management Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a)

The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Rind and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c)

The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect,

(d)

The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e)

The Subadviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

(f)

The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

(g)

The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

(h)

The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Rind invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)

In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. if fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this

Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b)

The Subadviser may agree to waive all or part of its fees by separate agreement.

(c)

No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section I2(d)(1)(E) under the 1940 Act.

SECTION 5. STANDARD OF CARE

(a)

The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b)

The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c)

The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fluid, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the

Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall he deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)

No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d)

THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or Adviser of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

(l)

The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

MONTEAGLE FUNDS

By: __________________

Paul Ordonio, Esq.

President

NASHVILLE CAPITAL CORPORATION

By: __________________

T.H. FITZGERALD & CO., LLC

By: __________________

Thomas H. Fitzgerald, President

MONTEAGLE FUNDS

SUB-ADVISORY AGREEMENT

APPENDIX A

Funds of the Trust	Annual Average Daily Net Assets of the Fund	Fee Rate
Monteagle Informed Investor	$1-25 MM	0.50%
Growth Fund	$25-50 MM	0.60%
	$50-100 MM	0.50%
	>$100 MM	0.40%

For The Texas Fund.

FORM OF MONTEAGLE FUNDS SUBADVISORY AGREEMENT

AGREEMENT made as of the 29th day of March 2017 by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Avenue, Nashville, Tennessee 37211 (the "Trust"); Nashville Capital Corporation, a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, Tennessee 37211 (the "Adviser"); and J. Team Financial, Inc. d/b/a Team Financial Strategies, a Texas company, with its principal office and place of business at 1174 N. 3rd Street, Abilene, Texas 79601 (the "Subadviser").

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

WHEREAS, the Trust, on behalf of each series listed on Appendix A, and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)

The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c)

The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a)

In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b)

In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a)

The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust and/or the Adviser might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund(s) and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c)

The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

(d)

The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e)

The Subadviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

(f)

The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

(g)

The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

(h)

The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)

In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the fifteenth day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b)

The Subadviser may agree to waive all or part of its fees by separate agreement.

(c)

No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(d)

Subadviser shall be responsible for all costs (such as proxy preparation and solicitation, legal, audit, etc.) associated with any actions necessary for Board and Shareholder approval.

SECTION 5. STANDARD OF CARE

(a)

The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b)

The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the written advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c)

The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails (including electronic), transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect for an initial period of two (2) years unless terminated earlier by the parties or a new agreement has been approved.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the

Trust and the Adviser. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)

No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d)

THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or Adviser of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

(l)

The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

MONTEAGLE FUNDS

By: __________________

Paul Ordonio, Esq.

President

NASHVILLE CAPITAL CORPORATION

By: __________________

J. TEAM FINANCIAL, INC. D/B/A

TEAM FINANCIAL STRATEGIES

By: __________________

Jody Team

President

MONTEAGLE FUNDS

SUB-ADVISORY AGREEMENT

APPENDIX A

Funds of the Trust	Fee as a % of the Annual Average Daily Net Assets of the Fund
The Texas Fund	First $10 Million (AUM) 0.25%
Above $10 Million (AUM) 0.60%

For the Monteagle Select Value Fund

FORM OF MONTEAGLE FUNDS SUBADVISORY AGREEMENT

AGREEMENT made as of the 29th day of March, 2017 by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Avenue, Nashville, Tennessee 37211, (the "Trust"); Nashville Capital Corporation, a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, Tennessee 37211 (the "Adviser"); and Parkway Advisors, L.P., a Delaware partnership, with its principal office and place of business at 6550 Directors Parkway, Abilene, Texas 79606 (the "Subadviser").

WHEREAS, Adviser has entered into a Management Agreement ("Management Agreement") with the Trust;

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

WHEREAS, pursuant to the Management Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement,

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)

The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c)

The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a)

In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b)

In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Management Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a)

The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c)

The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

(d)

The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e)

The Subadviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

(f)

The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

(g)

The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

(h)

The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)

In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this

Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b)

The Subadviser may agree to waive all or part of its fees by separate agreement.

(c)

No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

SECTION 5. STANDARD OF CARE

(a)

The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b)

The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c)

The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement, provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the

Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

SECTION 7. ACTIVITIES OF THF SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof

(b)

No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund

(c)

No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d)

THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or Adviser of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

(l)

The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

MONTEAGLE FUNDS

By: __________________

Paul Ordonio, Esq.

President

NASHVILLE CAPITAL CORPORATION

By: __________________

PARKWAY ADVISORS, LP

By: __________________

Carl C. Peterson

CEO

MONTEAGLE FUNDS

SUB-ADVISORY AGREEMENT

Appendix A

Fee as a % of the Annual

Fund(s) of the Trust

Average Daily Net Assets of the

Fund

Select Value Fund

0.50%

For Monteagle Quality Growth Fund

FORM OF MONTEAGLE FUNDS SUB-ADVISORY AGREEMENT

AGREEMENT made as of the 29th day of March, 2017 by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Ave. Nashville, TN 37211, (the "Trust"); Nashville Capital Corporation, a Tennessee Corporation, with its principal office and place of business at 2506 Winford Ave. Nashville, TN 37211 (the "Adviser"); and Garcia Hamilton & Associates, L.P., a Delaware limited partnership, with its principal office and place of business at 5 Houston Center, 1401 McKinney, Suite 1600, Houston, Texas 77010 (the "Subadviser").

WHEREAS, Adviser has entered into a Management Agreement ("Management Agreement") with the Trust;

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

WHEREAS, pursuant to the Management Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)

The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c)

The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a)

In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b)

In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Management Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a)

The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the

Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c)

The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

(d)

The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e)

The Subadviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

(f)

The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

(g)

The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which. the Funds' fund accountant does not obtain prices in the ordinary course of business.

(h)

The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)

In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b)

The Subadviser may agree to waive all or part of its fees by separate agreement.

(c)

No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

SECTION 5. STANDARD OF CARE

(a)

The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b)

The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c)

The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and properly of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof

(b)

No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d)

THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or Adviser of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

(l)

The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

MONTEAGLE FUNDS

By:

Paul B. Ordonio, Esq.

President

NASHVILLE CAPITAL CORPORATION

By:

Larry C. Catlett

President

GARCIA HAMILTON & ASSOCIATES, L.P.

By:

MONTEAGLE FUNDS

SUB-ADVISORY AGREEMENT

Appendix A

Fee as a % of the Annual

Funds of the Trust

Average Daily Net Assets of the Fund

Quality Growth Fund

0.30%

MONTEAGLE FUNDS

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at www.proxyvote.com using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-800-454-8683 to reach an automated touchtone voting line

CONTROL NUMBER **012345678910**

A SERIES OF MONTEAGLE FUNDS

PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 29, 2017

The undersigned, revoking prior proxies, hereby appoints Brandon Pokersnik and Gregory Getts as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of Monteagle Funds (the "Trust") to be held at 10:00 a.m., Eastern Time, on Friday, March 29, 2017, at the offices the Trust's Administrator and Transfer Agent, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his/her discretion on any other matters that may properly come before the Special Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement dated March 10, 2017.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free 1-800-454-8683. Representatives are available to assist you Monday through Friday 9 a.m. to 10 pm. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 29, 2017. The proxy statement for this meeting is available at: _______________

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]